Exhibit 10.5

[AIRBUS LOGO]

Amendment No. 15

to the A320 Purchase Agreement
Dated as of April 20, 1999

between

AVSA, S.A.R.L.

and

JetBlue Airways Corporation

        This Amendment No. 15 (hereinafter referred to as the "Amendment") is entered into as of February     , 2003, between AVSA, S.A.R.L., a societé â responsibilité limitée organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond-Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the "Seller"), and JetBlue Airways Corporation, a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located 118-29 Queens Boulevard, 5th Floor, Forest Hills, New York 11375 USA (hereinafter referred to as the "Buyer").

WITNESSETH

        WHEREAS, the Buyer and the Seller entered into an A320 Purchase Agreement, dated as of April 20, 1999, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus A320-200 aircraft (the "Aircraft"), including twenty-five option aircraft (the "Option Aircraft"), which, together with all Exhibits, Appendixes and Letter Agreements attached thereto and as amended by Amendment No. 1, dated as of September 30, 1999, Amendment No. 2, dated as of March 13, 2000, Amendment No. 3, dated as of March 29, 2000, Amendment No. 4, dated as of September 29, 2000, Amendment No. 5 dated as of November 7, 2000, Amendment No. 6 dated as of November 20, 2000, Amendment No. 7 dated as of January 29, 2001, Amendment No. 8 dated as of May 3, 2001, Amendment No. 9 dated as of July 18, 2001, Amendment No. 10 dated as of November 16, 2001, Amendment No. 11 dated as of December 31, 2001, Amendment No. 12 dated as of April 19, 2002, Amendment No. 13 dated as of November 22, 2002 and Amendment No. 14 dated as of December 18, 2002 is hereinafter called the "Agreement."

        WHEREAS the Buyer desires to firmly order and accelerate two (2) option aircraft (the "Amendment No. 15 Exercised Options")

        NOW, THEREFORE, IT IS AGREED AS FOLLOWS

1.    DEFINITIONS

        1.1  Capitalized terms used herein and not otherwise defined herein will have the meanings assigned to them in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Amendment.

2.    DELIVERY SCHEDULE

        2.1  The Buyer hereby exercises its option under Paragraph 2.1 of Letter Agreement No. 4 to the Agreement to firmly order:

            (i)  Incremental A320 Option Aircraft No. 103 (CaC Id 104 443) and to advance its delivery date from [***] to [***] 2003;

          (ii)  Amendment No. 11 Additional Option No. 104 (CaC Id 124 964) and to advance its delivery date from [***] to [***] 2003.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

        2.2  As a consequence of the option exercise and the rescheduling of Aircraft, the delivery schedule set forth in Clause 9.1.1 of the Agreement is hereby canceled and replaced by the following quoted provisions:

        QUOTE:

CAC Id No.	Rank No.	Aircraft	Delivery
41 199	No. 1	Firm Aircraft	[***] 2000
41 200	No. 2	Firm Aircraft	[***] 2000
41 203	No. 3	Firm Aircraft	[***] 2000
41 201	No. 4	Firm Aircraft	[***] 2000
41 202	No. 5	Firm Aircraft	[***] 2000
41 204	No. 6	Firm Aircraft	[***] 2000
41 205	No. 7	Firm Aircraft	[***] 2001
41 206	No. 8	Firm Aircraft	[***] 2001
41 210	No. 9	Firm Aircraft	[***] 2001
41 207	No. 10	Firm Aircraft	[***] 2001
41 208	No. 11	Firm Aircraft	[***] 2001
41 209	No. 12	Firm Aircraft	[***] 2001
41 228	No. 13	Firmly Ordered Option Aircraft	[***] 2001
41 211	No. 14	Firm Aircraft	[***] 2002
41 212	No. 15	Firm Aircraft	[***] 2002
41 218	No. 16	Firm Aircraft	[***] 2002
41 224	No. 17	Firmly Ordered Option Aircraft	[***] 2002
41 227	No. 18	Firmly Ordered Option Aircraft	[***] 2002
41 225	No. 19	Firmly Ordered Option Aircraft	[***] 2002
41 213	No. 20	Firm Aircraft	[***] 2002
41 214	No. 21	Firm Aircraft	[***] 2002
41 234	No. 22	Amendment No. 11 Exercised Option	[***] 2002
41 215	No. 23	Firm Aircraft	[***] 2002
41 216	No. 24	Firm Aircraft	[***] 2002
41 217	No. 25	Firm Aircraft	[***] 2002
124 965	No. 26	Amendment No. 12 Exercised Option	[***] 2002
41 235	No. 27	Amendment No. 11 Exercised Option	[***] 2002
41 220	No. 28	Firm Aircraft	[***] 2002
41 219	No. 29	Firm Aircraft	[***] 2002
41 236	No. 30	Amendment No. 11 Exercised Option	[***] 2003
104 399	No. 31	New Firm A320 Aircraft	[***] 2003
41 237	No. 32	Amendment No. 11 Exercised Option	[***] 2003
124 966	No. 33	Amendment No. 12 Exercised Option	[***] 2003
41 221	No. 34	Firm Aircraft	[***] 2003
41 238	No. 35	Amendment No. 11 Exercised Option	[***] 2003
41 222	No. 36	Firm Aircraft	[***] 2003
104 400	No. 37	New Firm A320 Aircraft	[***] 2003
104 401	No. 38	New Firm A320 Aircraft	[***] 2003
41 223	No. 39	Firm Aircraft	[***] 2003
104 402	No. 40	New Firm A320 Aircraft	[***] 2003

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

104 443	No. 41	Amendment No. 15 Exercised Option	[***] 2003
104 403	No. 42	New Firm A320 Aircraft	[***] 2003
124 964	No. 43	Amendment No. 15 Exercised Option	[***] 2003
41 226	No. 44	Firmly Ordered Option Aircraft	[***] 2004
111 579	No. 45	Amendment No. 11 Exercised Option	[***] 2004
41 245	No. 46	Firmly Ordered Option Aircraft	[***] 2004
41 246	No. 47	Firmly Ordered Option Aircraft	[***] 2004
41 229	No. 48	Amendment No. 11 Exercised Option	[***] 2004
41 247	No. 49	Firmly Ordered Option Aircraft	[***] 2004
41 248	No. 50	Firmly Ordered Option Aircraft	[***] 2004
104 404	No. 51	New Firm A320 Aircraft	[***] 2004
104 405	No. 52	New Firm A320 Aircraft	[***] 2004
42 230	No. 53	Amendment No. 11 Exercised Option	[***] 2004
104 406	No. 54	New Firm A320 Aircraft	[***] 2004
104 407	No. 55	New Firm A320 Aircraft	[***] 2004
104 408	No. 56	New Firm A320 Aircraft	[***] 2004
104 409	No. 57	New Firm A320 Aircraft	[***] 2005
41 232	No. 58	Amendment No. 11 Exercised Option	[***] 2005
104 410	No. 59	New Firm A320 Aircraft	[***] 2005
104 411	No. 60	New Firm A320 Aircraft	[***] 2005
41 233	No. 61	Amendment No. 11 Exercised Option	[***] 2005
104 412	No. 62	New Firm A320 Aircraft	[***] 2005
104 413	No. 63	New Firm A320 Aircraft	[***] 2005
104 414	No. 64	New Firm A320 Aircraft	[***] 2005
104 415	No. 65	New Firm A320 Aircraft	[***] 2005
104 416	No. 66	New Firm A320 Aircraft	[***] 2005
104 417	No. 67	New Firm A320 Aircraft	[***] 2005
104 418	No. 68	New Firm A320 Aircraft	[***] 2005
104 419	No. 69	New Firm A320 Aircraft	[***] 2006
104 420	No. 70	New Firm A320 Aircraft	[***] 2006
104 421	No. 71	New Firm A320 Aircraft	[***] 2006
104 422	No. 72	New Firm A320 Aircraft	[***] 2006
104 423	No. 73	New Firm A320 Aircraft	[***] 2006
104 424	No. 74	New Firm A320 Aircraft	[***] 2007
104 425	No. 75	New Firm A320 Aircraft	[***] 2007
104 426	No. 76	New Firm A320 Aircraft	[***] 2007
104 427	No. 77	New Firm A320 Aircraft	[***] 2007
104 428	No. 78	New Firm A320 Aircraft	[***] 2007
41 231	No. 79	Option Aircraft	[***] 2004

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

124 967	No. 80	Amendment No. 11 Additional Option	[***] 2005
124 968	No. 81	Amendment No. 11 Additional Option	[***] 2005
124 959	No. 82	Amendment No. 11 Additional Option	[***] 2006
124 960	No. 83	Amendment No. 11 Additional Option	[***] 2006
124 961	No. 84	Amendment No. 11 Additional Option	[***] 2006
124 962	No. 85	Amendment No. 11 Additional Option	[***] 2006
124 963	No. 86	Amendment No. 11 Additional Option	[***] 2006
41 239	No. 87	Option Aircraft	[***] 2006
41 240	No. 88	Option Aircraft	[***] 2006
41 241	No. 89	Option Aircraft	[***] 2007
41 242	No. 90	Option Aircraft	[***] 2007
41 243	No. 91	Option Aircraft	[***] 2007
41 244	No. 92	Option Aircraft	[***] 2007
69 719	No. 93	A320 Additional Option Aircraft	[***] 2007
69 720	No. 94	A320 Additional Option Aircraft	[***] 2007
69 721	No. 95	A320 Additional Option Aircraft	[***] 2007
69 722	No. 96	A320 Additional Option Aircraft	[***] 2008
69 723	No. 97	A320 Additional Option Aircraft	[***] 2008
69 724	No. 98	A320 Additional Option Aircraft	[***] 2008
69 725	No. 99	A320 Additional Option Aircraft	[***] 2008
96 459	No. 100	A320 Additional Option Aircraft	[***] 2008
104 439	No. 101	Incremental A320 Option Aircraft	[***] 2008
104 440	No. 102	Incremental A320 Option Aircraft	[***] 2008
104 441	No. 103	Incremental A320 Option Aircraft	[***] 2008
104 442	No. 104	Incremental A320 Option Aircraft	[***] 2008

        UNQUOTE

3.    PREDELIVERY PAYMENTS

        3.1  Upon signature of this Amendment, the Buyer will pay the Seller all Predelivery Payments as provided in the Agreement due as a result of the option exercise and rescheduling set forth in Paragraph 2. Consequently, an amount of [***] by the Buyer to the Seller.

        3.2  [***]

4.    [***]

        [***]

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5.    EFFECT OF THE AMENDMENT

        The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

        Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

6.    CONFIDENTIALITY

        This Amendment is subject to the confidentiality provisions set forth in Clause 22.5 of the Agreement.

7.    ASSIGNMENT

        Notwithstanding any other provision of this Amendment or of the Agreement, this Amendment will not be assigned or transferred in any manner without prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 7 will be void and of no force or effect.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or agents on the dates written below.

AVSA, S.A.R.L.
By:	/s/ MICHELE LASCAUX Michele Lascaux
Its:	Director Contracts
Date:
JETBLUE AIRWAYS CORPORATION
By:	/s/ THOMAS ANDERSON
Its:	Vice President
Date:	2/10/03